COMMERCIAL LEASE CONTRACT

THIS LEASE (the "Lease") is made this 22nd day of October, 2002, by and between M.D. HODGES ENTERPRISES, INC., first party, (hereinafter called "Landlord"); having an address of 2410 Paces Ferry Road, Suite 200, Atlanta, Georgia 30339, and CARGO CONNECTION LOGISTICS CORP., second party, (hereinafter called "Tenant"); having an address of 600 Bayview Avenue, Inwood, New York 11096.

WITNESSETH:

1. PREMISES - The Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents does lease and rent, unto the Tenant, and the Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (exclusive of any easement for light or air), hereinafter called "Premises," to wit:

> Approximately 27,520 Square Feet of single floor office and warehouse space including approximately 4,408 Square Feet of to be constructed air-conditioned offices, corridors, and restroom areas, located at 5192 SOUTHRIDGE PARKWAY, SUITE 100, being a portion of a 123,840 Square Foot building, commonly known as 5192 SOUTHRIDGE PARKWAY (the "Building") (Building # 350), all as located in Land Lot 73 of the 13th District of Clayton County, Georgia.

2. TERM AND PREPARATION OF PREMISES

A. (1) The term of this Lease shall commence on the Commencement Date, as hereinafter defined, and shall end at midnight on the last day of the month that is sixty-five (65) months after the Commencement Date, unless sooner terminated as hereinafter provided. The "Commencement Date" shall mean the date which is the later of the following: (i) February 1, 2003 or (ii) the date on which Landlord has substantially completed all of the work to be completed by Landlord pursuant to Section 2.B. below; provided, however, that if Tenant takes occupancy of the Premises prior to the Commencement Date, as defined above, then in such event the date of Tenant's occupancy shall be the Commencement Date. After the Commencement Date, Tenant will, upon demand, furnish Landlord with a written statement confirming Tenant's acceptance of the Premises and confirming the Commencement Date of the term of this Lease.

(2) So long as this Lease is executed by Tenant no later than October 25, 2002, including Tenant's final approval of the plans to be annexed hereto as EXHIBITS "D" and "E", in the event that the actual Commencement Date (as hereinabove defined) has not occurred by June 1, 2003, subject to Tenant Delay and events of force majeure, Tenant at its option may elect to terminate this Lease by furnishing Landlord with a written notice of termination no later than June 15, 2003. Notwithstanding the foregoing, Landlord shall not be subject to any liability for a delay in the Commencement Date and Tenant's sole remedy shall be the termination right set forth above. For the purposes of this Section, "Tenant Delay" shall include the following: (i) Tenant's failure to respond to a request or requirement for information from the Landlord or the Landlord's contractor(s), within five (5) business days after the request is made, (ii) any change order directed or ordered by Tenant after the final plans and specifications for the construction of the work to be completed by Landlord under this Lease have been approved by Landlord and Tenant, (iii) Tenant's failure to furnish any information which Tenant is required to provide under the Lease within five (5) business days after Tenant has been given notice that Tenant is required to provide such information, and (iv) any entry by Tenant on to the Premises in advance of the Commencement Date which results in delay to Landlord and/or Landlord's contractor(s) in the performance of the work to be completed by Landlord under this Lease.

B. After proper execution of this Lease by Landlord and Tenant, Landlord shall furnish all labor and material as necessary to deliver the Premises as shown on EXHIBITS "D" and "E" hereof, which plans identify the work to be completed by Landlord with respect to the requirements of this Lease. Upon completion of the work to be performed by Landlord under this Lease, a representative of Landlord and a representative of Tenant together shall inspect the Premises and generate a punchlist of defective or incomplete items relating to such work, including any systems which specifically serve the Premises (i.e. plumbing, electrical and other mechanical systems) which comprise part of such work or portions of the Premises which are otherwise required to be maintained by Tenant under this Lease (the "Punchlist"). Landlord shall, within a reasonable period of time after the Punchlist is prepared and agreed upon by Landlord and Tenant, complete such incomplete work and remedy such defective work as is set forth on the Punchlist. Except for the foregoing, Tenant agrees to accept the Premises under the provisions of the Lease "WHERE IS, AS IS". Landlord will assign to Tenant any warranties for labor and materials obtained by or provided to Landlord with respect to the work to be completed by Landlord hereunder, and in the event of any such assignment, Tenant shall look directly to the respective vendor for completion of any warranted items which appear on the Punchlist.

3. RENTAL - The Tenant agrees to pay to the Landlord promptly on the first day of each month in advance, during the term of this Lease, a monthly rental of

	FEBRUARY 1, 2003 THROUGH JUNE 30, 2003	
$0.00	ZERO AND 00/100 DOLLARS	Five (5) Months
	JULY 1, 2003 THROUGH JUNE 30, 2004	
$10,664.00 monthly in advance	TEN THOUSAND, SIX HUNDRED SIXTY-FOUR AND 00/100 DOLLARS	Twelve (12) Months
	JULY 1, 2004 THROUGH JUNE 30, 2005	
$10,962.13 monthly in advance	TEN THOUSAND, NINE HUNDRED SIXTY-TWO AND 13/100 DOLLARS	Twelve (12) Months
	JULY 1, 2005 THROUGH JUNE 30, 2006	
$11,260.27 monthly in advance	ELEVEN THOUSAND, TWO HUNDRED SIXTY- AND 27/100 DOLLARS	Twelve (12) Months

[initials]

$11,558.40 monthly in advance	**JULY 1, 2006 THROUGH JUNE 30, 2007** ELEVEN THOUSAND, FIVE HUNDRED FIFTY-EIGHT AND 40/100 DOLLARS	Twelve (12) Months
$11,879.47 monthly in advance	**JULY 1, 2007 THROUGH JUNE 30, 2008** ELEVEN THOUSAND, EIGHT HUNDRED SEVENTY-NINE AND 47/100 DOLLARS	Twelve (12) Months

Tenant shall pay all rent and other sums of money as shall become due from and payable by Tenant to Landlord under this Lease at the times and in the manner provided in this Lease, without notice, demand, set-off or counterclaim. As used in this Lease, the term "rent" shall mean the base monthly rental, and any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant.

The aforesaid payments of rent are to be made to:

M.D. Hodges Enterprises, Inc.
Post Office Box 931932
Atlanta, GA 31193-1932

4. LATE PAYMENTS - If monthly rental or any other amount payable by Tenant under this Lease is not paid within ten (10) days after the date such payment is due, Tenant shall pay to Landlord a late charge equal to 5% of the delinquent amount, and interest on the delinquent amount at the rate of 8% per annum until paid (the "Default Rate").

5. ADVANCE RENT –

A. Notwithstanding Section 3. of this Lease, Landlord acknowledges receipt from Tenant of TWELVE THOUSAND, FIVE HUNDRED TWENTY-ONE AND 60/100 DOLLARS ($12,521.60), which rent Tenant has paid in advance for April, 2003 ($10,664.00), Tax Escrow ($917.33) and Common Area Maintenance ($940.27).

B. On or before July 1, 2003, which is the rent commencement date, Tenant shall pay Landlord TWELVE THOUSAND, FIVE HUNDRED TWENTY-ONE AND 60/100 DOLLARS ($12,521.60), which shall be applied as a pre-payment for June, 2004 rent, Tax Escrow, and Common Area Maintenance.

6. SECURITY DEPOSIT - Tenant has deposited with Landlord the sum of THIRTEEN THOUSAND, SEVEN HUNDRED THIRTY-SEVEN AND 07/100 DOLLARS ($13,737.07), receipt of which is hereby acknowledged. Said deposit shall be held by Landlord without interest as security for the faithful performance by Tenant of all the terms and covenants of this Lease by Tenant to be observed and performed. In the event Tenant fails to perform or observe any of the agreements, covenants, conditions and provisions of this Lease to be performed or observed by it, then, at Landlord's option, Landlord may, but shall not be obligated to, apply the security deposit, or so much thereof as may be necessary, to remedy any such failure by Tenant. Tenant shall immediately upon request pay to Landlord any sum necessary to restore the security deposit to the full amount specified above. In the event of a sale, assignment, or other transfer of Landlord's interest in the Premises, or a lease by Landlord of its interest in the Building, Landlord shall have the right to transfer the security deposit to the transferee, and Landlord shall be relieved of all liability to Tenant for the return of such security deposit. Tenant shall look solely to the transferee for the return of such security deposit. In the event of a permitted assignment under this Lease by Tenant, the security deposit shall be held by Landlord as a deposit made by the permitted assignee and Landlord shall have no further liability with respect to the return of said security deposit to the original Tenant.

7. TAXES

A. Landlord shall pay before they become delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever lawfully levied or assessed against the Premises and/or Building or any portion thereof (all of which real estate taxes, assessments, levies, charges and costs, excluding any late charges or penalties that may be imposed for Landlord's failure to make payments on account of the foregoing in a timely manner, are hereafter collectively referred to as "Taxes"), and Tenant shall reimburse Landlord, as additional rent, for Tenant's share of any such Taxes paid with respect to any tax year falling within the term of this Lease (prorated for any partial years). Tenant's share of the Taxes for each tax year occurring during the Lease term shall be 22.22% of the Taxes assessed against the entire Building of which the Premises is a part. Such percentage has been calculated by dividing the gross rentable area in the Premises by the gross rentable area in the entire Building, including the Premises. Tenant's share of the Taxes shall be subject to change in the event of a change in the size of the Building or Premises. Tenant agrees to pay Landlord promptly on the first day of each month in advance during the term of this Lease a monthly tax escrow amount of NINE HUNDRED SEVENTEEN AND 33/100 DOLLARS ($917.33) toward payment of Tenant's share of Taxes for that year (or a portion thereof) with the understanding that, upon receipt by Landlord of the Tax bill, Landlord and Tenant will then determine whether Tenant is entitled to a refund or whether Landlord shall bill Tenant for an extra amount if required so that as the end result and at the end of each calendar year, Tenant's pro rata share of the Taxes will have been paid. Landlord shall promptly notify Tenant of actual Tax bills, copies of which shall be provided to Tenant, when final bills are received from government authorities. Tenant and Landlord agree to pay to each other whatever amount is required to reconcile the annual escrow funds to the actual bill on December 1 of each tax year during the term of the Lease. In addition, Landlord shall have the right to increase the monthly Tax escrow amount no more frequently than once per calendar year based upon any changes in the most recent Tax bill. However, the monthly Tax escrow amount shall not exceed one-twelfth (1/12th) of the most recent annual Tax.

B. Tenant shall be liable for all taxes assessed against and levied upon the trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises.

C. Landlord shall have the sole, absolute and unrestricted right, but not obligation, to contest the validity or amount of the Taxes by appropriate proceedings brought by Landlord or its tax consultant and the costs thereof shall be included in the Taxes, and Landlord shall have the sole, absolute and unrestricted right to settle any contest, proceeding or action upon whatever terms Landlord may, in its sole discretion, determine.

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8. UTILITY BILLS - Tenant shall pay for all water, sewer, gas, electricity, fuel, light, heat, power bills, sprinkler system service charges (if any) and other utilities serving the Premises, or used by Tenant in connection therewith. If Tenant does not pay the same directly to the applicable utility company, Landlord may pay the same and such payment, together with a reasonable administrative charge by Landlord, shall be added to the rental of the Premises. If any of such utility services are not separately metered to the Premises, Tenant shall pay to Landlord, as additional rental, a reasonable proportion of the total cost of all charges jointly metered with other premises, plus a reasonable administrative charge by Landlord, all as reasonably determined by Landlord. With respect to water and sewer charges for multi-tenant buildings, Landlord's reasonable determination will take into account whether Tenant or the other tenants of the Building consume water for manufacturing or other uses, other than water consumed for general office uses.

9. USE OF THE PREMISES - The Premises shall be used for general office and warehouse purposes, including freight receipt, breakdown and buildup and delivery of domestic and international freight, and for no other purposes. The Premises shall not be used for any illegal purposes; nor in any manner that violates the restrictive covenants for the premises or any other restrictions of public record with respect to the Premises or which create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises. Tenant agrees to abide by the rules and regulations set forth on EXHIBIT "A" attached hereto, and by this reference made a part hereof, as well as other rules and regulations reasonably promulgated by the Landlord from time to time, so long as such rules and regulations are uniformly enforced against all tenants of Landlord in the Building and with respect to any future rules and regulations, provided the same are compatible with the use of the Premises as contemplated under this Lease. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Outside storage is prohibited without Landlord's prior written consent. Tenant agrees not to abandon or vacate the Premises during the period of this Lease, and agrees to use said Premises for the purpose herein leased until the expiration hereof; provided, however, that Tenant may vacate the Premises so long as Tenant maintains full compliance with each of Tenant's obligations in accordance with the terms of this Lease, including but not limited to, the timely payment of all rent, proper maintenance of the Premises and retention of the required insurance coverages and amounts.

10. REPAIRS BY LANDLORD - The Landlord agrees to keep in good repair the roof, foundations, slab and exterior walls of the Building containing or constituting a part of the Premises; provided, however, the Landlord shall not be responsible for the repair of glass and exterior doors and any and all repairs rendered necessary by the negligence of Tenant, its agents, employees, or invitees. Tenant further acknowledges that the structural integrity of the floors of the Premises is sufficient for uses allowable for a slab design of six (6) inches unreinforced, 4,000 psi concrete. Any use of the floors of the Premises by Tenant in excess of such design specifications shall be deemed a negligent use for all purposes under this Lease and accordingly, Landlord shall not be responsible for any such repairs resulting from such negligent use. Landlord gives to Tenant exclusive control of the Premises and shall be under no obligation to inspect said Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it, which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defects.

11. REPAIRS BY TENANT - Tenant shall, throughout the term of this Lease, at its expense, maintain in good order and repair the Premises, including the heating and air conditioning equipment (including but not limited to replacement of parts, compressors, air handling units and heating units) and other improvements located thereon, except those repairs expressly required to be made by Landlord. Tenant, at its sole cost and expense, shall provide all regular maintenance and service for the HVAC systems and warehouse unit heaters, including, but not limited to, placing a qualified HVAC contractor under service contract for such items as regular changing of filters at intervals not less than quarterly (once every three months), and to make thorough annual inspections of and to professionally service the system including, but not limited to, coolant recharging, replacement of belts or minor electrical components, lubrication and routine preventive maintenance, and other miscellaneous items. Tenant shall be responsible for maintaining sprinkler, valves, fire extinguishers and alarm systems if any, as located within the Premises and Tenant shall maintain written records, if any, that may be required by Landlord's insurer covering testing of sprinkler valves, fire extinguishers and alarm systems located within the Premises, which testing shall be done semi-annually. Tenant shall consistently maintain heat within the Premises as necessary to avoid damage to the sprinkler system by freezing. In the event Tenant fails to make any repairs required of it hereunder, then Landlord may, but shall not be obligated to, make such repairs, in which event, Tenant shall promptly reimburse Landlord for all expenses incurred thereby. Tenant shall be responsible for pest and termite control. Tenant agrees to return said Premises to Landlord at the expiration, or prior termination, of this Lease in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other insured casualty alone excepted. Aside from the aforesaid repairs, Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld. Landlord agrees to provide Tenant with copies of warranties regarding systems for which Tenant is responsible to maintain hereunder, and if necessary and requested by Tenant in writing, will use good faith efforts to assist Tenant in enforcing the warranties.

12. COMMON AREA MAINTENANCE - Landlord shall provide exterior grounds maintenance for the Premises. Said maintenance shall include landscaping services, fertilizing, insecticiding, mulching, pruning of shrubbery and trees, and cutting and weeding grass. The cost to Tenant for the grounds maintenance, expense for insurance carried by Landlord as required in this Lease, other miscellaneous common area charges, and administrative fees shall be NINE HUNDRED FORTY AND 27/100 DOLLARS ($940.27) per month, payable monthly in advance, as additional rent. Landlord hereby certifies that said costs are reasonable as of the date hereof. Landlord and Tenant hereby agree that if these costs to Landlord increase subsequent to the date of this Lease, such costs shall be accounted for in the following manner throughout the term of this Lease. Upon reasonable proof to Tenant by Landlord that increases of such costs to Landlord have occurred, Landlord shall establish a revised monthly cost to Tenant; provided, however, that such increases in costs, if any, shall not occur during the first twelve (12) months of the original Lease term; and provided further that said cost adjustments, if any, shall not take place at intervals less than twelve (12) months; and provided further that said cost adjustments, if any, shall not increase by more than ten percent (10%) per year on a cumulative basis during the term of the Lease.

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13. INSURANCE

A. During the term of this Lease, Tenant shall provide and keep in force the following insurance:

(1) comprehensive general liability insurance relating to Tenant's business carried on, in or from the Premises, for personal and bodily injury and death, and damage to others' property, with limits of not less than $2,000,000.00 for any one accident or occurrence; and

(2) all risk or fire insurance (including standard extended coverage and coverage for leakage from fire protective devices and other water damage) relating to Tenant's fixtures, furnishings, and all personal property of Tenant in the Premises on a full replacement cost basis; and

(3) workmen's compensation insurance as required by applicable law.

B. During the term of this Lease, Landlord shall provide and keep in force the following insurance (which may be maintained through one or more blanket policies):

(1) comprehensive general liability insurance relating to Landlord's ownership of the Premises, for personal and bodily injury and death, and damage to other's property; and

(2) all risk or fire insurance (including standard extended coverage) relating to the Premises (but excluding Tenant's fixtures, furnishings and all personal property of Tenant) in an amount required by the holders of any Security Deeds, or otherwise reasonably determined by Landlord.

C. Prior to the commencement of the Lease term and thereafter, at least fifteen (15) days prior to the expiration date of any policy required of Tenant, Tenant agrees to deliver to Landlord a certificate evidencing the insurance coverage required of Tenant under this Lease. Said certificate shall contain an endorsement that such insurance may not be canceled except upon thirty (30) days' prior written notice to Landlord, and shall confirm that Landlord, its managing agent, and the holders of any Security Deeds are named as additional insureds. The policies required to be carried by Tenant pursuant to the terms of this Lease shall be issued by a stock or mutual company, licensed to do business in the State of Georgia.

D. Prior to the Commencement Date and thereafter upon any policy renewal, Landlord agrees to deliver to Tenant a certificate evidencing the insurance of Landlord for the Building.

14. WAIVER OF SUBROGATION - Landlord shall waive all rights of recovery and all causes of action against Tenant for any loss occurring to the Premises resulting from any of the perils insured against under such policy or policies of insurance carried by Landlord regardless of cause, including the negligence of Tenant, but only to the extent of any recovery received by Landlord under such policy or policies of insurance. Landlord will cause these policies of insurance to include an endorsement to that effect. Conversely, Tenant shall waive all rights of recovery and all causes of action against Landlord regardless of cause, including the negligence of Landlord, to the extent of any recovery received under such policy or policies of insurance carried by Tenant (or alternatively, to the extent of any recovery that could have been received under the insurance required by Section 13.A. above, if such insurance is not being carried in breach of such obligations), and Tenant will also cause these policies of insurance to include an endorsement to that effect.

15. DESTRUCTION OF, OR DAMAGE TO PREMISES

A. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction and rental shall be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any such casualties, rental shall abate in such proportion as use of the Premises has been destroyed and Landlord shall restore the Premises to substantially the same condition as before damage as speedily as is practicable, whereupon full rental shall recommence; provided, however, that if (i) the Premises are more than 50% damaged or destroyed, in Landlord's reasonable judgment, or (ii) the Premises are damaged or destroyed during the last twelve (12) months of the Lease term, or (iii) the holder of a Security Deed (as defined in Section 26. below) does not make available insurance proceeds for rebuilding or repair, or (iv) in Landlord's reasonable opinion, the Premises can not be restored within one hundred twenty (120) days following any such casualties (such determination to be made by Landlord and furnished to Tenant in writing within thirty (30) days following any such casualties), then and in any such events, Landlord may at its option terminate this Lease by notice in writing to Tenant within sixty (60) days after the day of such occurrence. Tenant may at its option and upon written notice to Landlord terminate this Lease in the event of the occurrence of either item (ii) or (iv) above. If this Lease is terminated following a partial casualty in the manner set forth in this Section 15.A, rental shall be accounted for as between Landlord and Tenant as of the date of termination.

B. Landlord shall not be required to repair any injury or damage or to make any repairs or replacements of any improvements installed in the Premises by or for Tenant. Tenant shall, at Tenant's sole cost and expense, repair, replace and restore all of Tenant's personalty, trade fixtures, equipment and fixtures, and all alterations, additions and/or improvements other than the repairs required of Landlord under this Lease.

16. INDEMNITY - Subject to Section 14. above, Tenant agrees to indemnify and hold Landlord, Landlord's agents, and their respective agents, employees, contractors, officers, directors, shareholders, partners and principals (disclosed or undisclosed) harmless from and against any and all losses, costs, liabilities, claims, damages, expenses (including, without limitation, reasonable attorneys' fees), penalties or fines incurred in connection with, arising out of or resulting from: (i) any default by Tenant in the performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be kept, observed or performed, or (ii) the use or occupancy, or manner of use or occupancy, of the Premises by Tenant or any person claiming or entering the Premises by, through or under Tenant, or (iii) any acts, omissions or negligence of Tenant, its sublessees, assignees, licensees or concessionaires or any of their respective contractors, agents, employees, guests or invitees.

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Landlord shall defend, indemnify and save harmless the Tenant and Tenant's agents, and their respective agents, employees, contractors, officers, directors, shareholders, partners and principals (disclosed or undisclosed), from and against any and all losses, costs, liabilities, claims, damages, expenses (including, without limitation, reasonable attorneys' fees), penalties or fines incurred in connection with, arising out of or resulting from: injury, including death, to any person, or damage or loss of any kind to any property caused by Landlord's negligence or willful misconduct, or any failure on the part of Landlord to perform its obligations under this Lease, except to the extent caused by the negligence or willful misconduct of Tenant, or its employees, contractors, agents or representatives.

17. GOVERNMENTAL ORDERS - Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of said Premises, including but not limited to, the providing of fire extinguishers and fire alarm systems in accordance with said requirements. Landlord agrees to promptly comply with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant who is obligated to comply with such requirements is privileged to terminate this Lease by giving written notice of termination to the other party, by registered mail, which termination shall become effective sixty (60) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirement by party giving such notice, unless party receiving such notice of termination shall, before termination becomes effective, pay to party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory to party giving notice.

18. CONDEMNATION - If all or any part of the Premises, the Building or the common areas of the Building (as to the common areas, in such a way that materially restricts Tenant's access to or use of the Premises) shall be taken as a result of the exercise of the power of eminent domain or agreement in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking. In the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by giving written notice to the other within thirty (30) days after such date; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises, Building or common areas taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards or interest therein whatsoever which may be paid or made in connection therewith. Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired term of this Lease or otherwise. Tenant shall have the right to claim from the condemning authority and prove Tenant's right to an award for the unamortized trade fixtures, alterations, additions and improvements paid for by Tenant, and for its moving expenses. In the event of a partial taking of the Premises, which does not result in a termination of this Lease, the base monthly rental thereafter to be paid shall be equitably reduced. To the best of Landlord's actual knowledge and belief and as of the date of this Lease, Landlord warrants that it has not received notice of any condemnation action from any governmental agency.

19. ASSIGNMENT AND SUBLETTING - Tenant may not, without the prior written consent of Landlord, assign this Lease or any interest hereunder, or sublease the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant; provided, however, Tenant shall have the right to assign this Lease to a corporation, partnership, or other business entity owned or controlled by Tenant at the time of said assignment. Landlord agrees that its consent to any request of assignment or subletting shall not be unreasonably withheld. In the event of a partial sublease of the Premises during the term of this Lease or any extension or renewal hereof to which Landlord has provided its written consent as required herein, in which the subleased portion(s) of the Premises consists of no greater than forty (40%) percent of the total Square Feet of the Premises, then in such case Tenant may retain any increase in rent received from any subtenant(s) over the rent being paid by Tenant under this Lease. In the event of any assignment of this Lease or sublease of the Premises during the term of this Lease or any extension or renewal hereof to which Landlord has provided its written consent as required herein, in which the subleased portion(s) of the Premises consists of greater than forty (40%) percent of the total Square Feet of the Premises, then in such case Tenant and Landlord shall share equally in any increase in any "net" rent (i.e. excluding marketing costs of Tenant) received from any assignee or subtenant(s) over the rent being paid by Tenant under this Lease. Consent to one or more assignments or subleases shall not destroy or waive this provision. Subtenants and assignees shall become directly liable to Landlord for all obligations of Tenant hereunder without relieving Tenant's liability under this Lease which shall continue notwithstanding such assignment or subletting. Tenant shall promptly reimburse Landlord for Landlord's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, all in an amount not to exceed $1,500.00, in reviewing, approving or documenting any proposed assignment or subletting. Any attempted assignment or subletting made in violation of this Section 19. shall be void and of no force or effect, and shall constitute an event of default under this Lease.

20. TENANT'S DEFAULT; LANDLORD'S REMEDIES

A. In the event Tenant shall fail to pay when due, any installment of rent or other charges or monetary obligations to be paid by Tenant hereunder (all of which obligations of Tenant shall bear interest at the Default Rate from the date due until paid in full) and such failure is not cured within five (5) days after written notice thereof from Landlord; or if Tenant shall default in performing any of the covenants, terms or provisions of this Lease (other than the payment, when due, of any of Tenant's monetary obligations hereunder) or any of the rules and regulations now or hereafter reasonably established and uniformly enforced by Landlord to govern the operation of the project and fails to cure such default within thirty (30) days after written notice thereof from Landlord; or if there shall occur any event described as an event of default by Tenant under this Lease; or if Tenant shall abandon or vacate the Premises, provided, however, if Tenant vacates the Premises, Tenant shall not be deemed to be in default hereunder so long as Tenant maintains full compliance with each of Tenant's obligations in accordance with the terms of this Lease, including but not limited to, the timely payment of all rent, proper maintenance of the Premises and retention of the required insurance coverages and amounts; or if Tenant or any guarantor of Tenant's obligations shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations; or Tenant shall make a transfer to defraud creditors or shall make an assignment for the benefit of creditors; or Tenant shall do or permit to be done any act which results in a lien being filed against the Premises or Building, which lien is not removed or bonded over in accordance with Georgia law within five (5) days after written notice thereof by Landlord to Tenant or such shorter period as required by the holder of any Security Deed; then, and in any of said events, Landlord, at its option may pursue any one or more of the remedies set forth in Section 20.B. without any notice or demand whatsoever. Landlord shall only be obligated to give written notices of default and opportunity to cure to Tenant two (2) times in any period of twelve (12) consecutive months in the event of the reoccurrence of any default.

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B. Upon the occurrence of an event of default as described in Section 20.A., Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease:

(1) Commence dispossessory proceedings with or without the termination of this Lease. In the absence of Landlord's electing to terminate the Lease, Tenant shall remain liable for the payment of all rents accruing after any writ of possession as to the Premises is issued to Landlord.

(2) Commence proceedings against Tenant for all amounts owed by Tenant to Landlord, whether as base monthly rental, additional rent, damages or otherwise.

(3) Terminate the Lease, in which event Tenant shall immediately surrender the Premises to Landlord. Tenant agrees to pay on demand the amount of all loss and damage which Landlord may suffer by reason of the termination of the term under this Section 20. or otherwise which loss and damage shall include, without limitation, an amount which, at the date of the termination, represents the present value, as computed using an eight percent (8%) per annum discount rate, of the excess, if any, of (i) the base monthly rental, additional rental and all other amounts which would have otherwise been payable hereunder during the remainder of the Lease term over (ii) the aggregate reasonable net rental value of the Premises for the same period, after deducting all expenses expected to be incurred in re-letting the Premises.

(4) Upon any termination of Tenant's right to possession only, without termination of the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided below, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay rent, including any amounts treated as additional rent, hereunder for the full term of the Lease. In any such case, Landlord may relet the Premises on behalf of Tenant for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of the Lease) and on such terms and conditions (which may include concessions of free rent and alteration, repair and improvement of the Premises) as Landlord, in its sole discretion, may determine and receive directly the rent by reason of the reletting. Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of any reletting of the Premises. Tenant further agrees to reimburse Landlord upon demand for any expenditures made by it for remodeling or repairing in order to relet the Premises and for all other expenses incurred in connection with such reletting (including without limitation attorney's fees and brokerage commissions). Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon such reletting. No such refusal or failure shall operate to relieve Tenant of any liability under this Lease. Tenant shall instead remain liable for all rent and for all such expenses.

(5) Change the locks or otherwise enter upon and take possession of the Premises without the requirement of resorting to the dispossessory procedures set forth in O.C.G.A. 44-7-50, and without being liable for prosecution of any claim for damages or for trespass or other tort.

(6) Do or cause to be done whatever Tenant is obligated to do under the terms of this Lease, in which case Tenant agrees to reimburse Landlord on demand for any and all costs or expenses which Landlord may thereby incur. Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this Section 20., whether caused by the negligence of Landlord or otherwise.

(7) Enforce the performance of Tenant's obligations hereunder by injunction or other equitable relief (which remedy may be exercised upon any breach or default or any threatened breach or default of Tenant's obligations hereunder).

21. REMOVAL OF FIXTURES - Tenant may (if not in default hereunder), prior to the expiration of this Lease or any extension thereof, remove all fixtures and equipment which Tenant has placed in the Premises; provided, however, that Tenant shall not remove: (i) air conditioning, air ventilating and heating fixtures; (ii) lighting fixtures; (iii) dock levelers; and (iv) carpeting. Upon removal of said fixtures and equipment, which Tenant is allowed to remove as set forth in the preceding sentence, Tenant shall repair all damage to the Premises caused by such removal.

22. RIGHT OF LANDLORD TO ENTER PREMISES - Without any abatement of Rent, Landlord and its agents, employees and independent contractors shall have the right to enter the Premises at such times as Landlord deems reasonably necessary or desirable for any one (1) or more of the following purposes: (i) to inspect and examine same, (ii) to make such repairs, additions, alterations, and improvements as Landlord desires to make to the Building and/or the common areas or common facilities thereof (in such case, Landlord shall use commercially reasonable efforts to avoid any interference with Tenant's business operations), (iii) to exhibit said Premises to prospective purchasers or lenders, and (iv) to exhibit said Premises to prospective tenants during the last six (6) months of the lease term or at any time that Tenant is in default beyond any applicable grace or cure periods. Except in the event of an emergency, Landlord agrees to provide to Tenant reasonable prior oral notification of any such entry, and to use reasonable efforts to minimize any interference with Tenant's normal business operations. In the event of emergency or in the event of default of Tenant hereunder, or if otherwise necessary to prevent injury to person or damage to property, such entry to the Premises may be made by force without any liability whatsoever on the part of Landlord for damage resulting from such forcible entry.

23. EXTERIOR SIGNS - Tenant shall place no signs upon the outside walls or roof of the Premises except with the written consent of the Landlord. Any and all signs placed on the Premises by Tenant shall be maintained in compliance with rules and regulations governing such signs and the Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs, and Tenant agrees upon removal of said signs to repair all damage incident to such removal.

24. CARDING FOR RENT OR SALE - Landlord may card the Premises "For Sale" at any time during the Lease term, and "For Rent" during the last six (6) months of the Lease term or at any time that Tenant is in default.

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25. EFFECT OF TERMINATION OF LEASE - All obligations of Tenant hereunder not fully performed as of the expiration or termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including, without limitation, all payment obligations with respect to rent, taxes and insurance and all obligations concerning indemnification and the condition of the Premises.

26. SUBORDINATION AND ATTORNMENT; ESTOPPEL CERTIFICATES

A. This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to any mortgage, deed to secure debt, deed of trust, ground lease or other instrument in the nature thereof (herein called "Security Deed") which may now or hereafter affect Landlord's fee title to the Premises and/or Building; provided, however, that if the holder of any Security Deed elects to have this Lease prior to the lien of such holder's Security Deed, and gives written notice thereof to Tenant, this Lease shall be deemed prior to such Security Deed. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents, including the Subordination, Non-Disturbance and Attornment Agreement substantially in the form attached hereto as EXHIBIT "B" which may be required by the holder of a Security Deed for the purpose of subjecting and subordinating this Lease to the lien of any such Security Deed. If the holder of any such Security Deed shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, Tenant shall, at the request of such holder, attorn to and recognize such successor as Tenant's Landlord under this Lease. Tenant shall promptly execute and deliver any instrument that may be necessary to evidence such attornment. Upon Tenant's execution of this Lease, Landlord will ask the holder of any Security Deed affecting the Premises to execute a non-disturbance agreement in favor of Tenant and Landlord shall use commercially reasonable efforts to obtain the holder's execution of same; subject, however, to the conditions reasonably requested by the holder of such Security Deed as a prerequisite to the execution of such agreement.

B. Each party shall upon request from the other party at any time and from time to time execute, acknowledge and deliver to the other party a written statement certifying as follows: (i) that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the nature thereof); (ii) that to the best of its knowledge there are no uncured defaults on the part of the other party (or if any such default exists, the specific nature and extent thereof); (iii) the date to which any rent and other charges have been paid in advance, if any; and (iv) such other matters as either party may reasonably request.

C. If Landlord notifies Tenant of the existence of any Security Deed with respect to the Premises, Tenant agrees that its will not exercise any right to terminate this Lease, to claim a partial or total eviction, or to reduce any rental payments hereunder on account of any act or omission by Landlord or any other occurrence, unless the situation remain unremedied after Tenant has notified the holder of such Security Deed, in writing, of such act, omission or occurrence, and given the holder of such Security Deed a reasonable opportunity to remedy the situation.

27. NO ESTATE IN LAND - This contract shall create the relationship of Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

28. CONSTRUCTION OF THIS AGREEMENT - No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. Time is of the essence of this Lease.

29. HOLDING OVER - If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a month-to-month tenant at a rental rate equal to one hundred fifty percent (150%) of the rental rate in effect at the end of the Lease; and there shall be no renewal of this Lease by operation of law. Either party may terminate such month-to-month tenancy upon thirty (30) days' advance written notice to the other party.

30. ATTORNEYS' FEES AND HOMESTEAD - If any rent owing under this Lease is collected by or through an attorney at law following a default by Tenant beyond any applicable grace or cure periods, Tenant agrees to pay fifteen percent (15%) thereof as attorneys' fees. Tenant waives all homestead rights and exemptions, which he may have under any law as against any obligation owing under this Lease. Tenant hereby assigns to Landlord its homestead and exemption. In the event of any litigation initiated by either party to this Lease, the prevailing party in such action shall be entitled to payment of its reasonable attorney's fees and costs by the non-prevailing party.

31. ENVIRONMENTAL MATTERS - The term "Hazardous Substances" as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law or ordinance relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business activities that are consistent with Tenant's permitted uses under Section 9. of this Lease (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been expressly approved in advance in writing by Landlord; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for the storage of such materials that are used or temporarily stored in the ordinary course of Tenant's business (the "Permitted Materials") and provided such Permitted Materials are properly used and stored in a manner and location meeting all Environmental Laws and all other applicable laws, including but not limited to any rules, laws or regulations promulgated by or on behalf of the Federal Department of Transportation (iii) no portion of the Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; (vi) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials described above, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws; provided that, Tenant shall not be responsible for Hazardous Substances existing on the Premises prior to the date of this Lease. If, at any time during or after the term of this Lease, the Premises is found to be so contaminated or subject to said conditions, Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by Tenant. The foregoing indemnification shall survive the termination or expiration of this Lease.

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32. SERVICE OF NOTICE - Tenant hereby appoints as its agent to receive service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this Lease, the person in charge of the Premises at the time, or occupying said Premises; and if no person is in charge of, or occupying said Premises, then such service or notice may be made by attaching the same on the main entrance to said Premises. A copy of all notices under this Lease shall also be sent to Tenant's last known address, if different from said Premises. A duplicate of any notice sent by Landlord to Tenant shall also be sent to Tenant's address set forth in Section 1 of this Lease.

33. EXCULPATION OF LANDLORD - The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord and its successors and assigns, only during their respective periods of ownership. Tenant further agrees that Landlord's obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord's equity interest in the Premises, and Tenant shall look solely to such interest for the satisfaction of any claim, judgment or decree requiring the payment of money by Landlord based on any default under this Lease, and no other property or assets of Landlord, its affiliates, successors, partners, shareholders, subsidiaries, or assigns, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any such claim, judgment, injunction or decree.

34. DEFINITIONS - The term "Landlord" and "Tenant" includes male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties. If this Lease shall be validly assigned or the Premises validly sublet, the term "Tenant" shall include such assignee or sublessee, as to the Premises covered by such assignment or sublease.

35. AGENCY DISCLOSURE - Tenant and Landlord each represents and warrants to the other that no real estate broker, agent, commission salesman, or other person other than Atlanta South Commercial Properties, Inc., which has represented Tenant, in the negotiations for and procurement of this Lease and of the Premises, and that no commissions, fees or compensation of any kind are due and payable in connection herewith to any real estate broker, agent, commission salesman or other person (even including the broker or other person or firm excluded above from the Tenant's warranty of no broker) except if and only as may be provided in a separate written commission agreement signed by the party against whom the commission or compensation is charged. Each party agrees to indemnify and hold the other hereunder harmless from and against any claim for any such commissions, fees or other form of compensation by any such third party claiming through the indemnifying party, including, without limitation, any and all claims, causes of action, damages, costs and expenses (including attorneys' fees), associated therewith.

36. SEVERABILITY AND INTERPRETATION - If any clause or provision of this Lease shall be deemed illegal, invalid or unenforceable under present or future laws effective during the Lease term, then and in that event, the remainder of this Lease shall not be affected by such illegality, invalidity or unenforceability. Should any of the provisions of this Lease require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms of any such provision shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed most strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of this Lease. The captions used in this Lease are for convenience only and shall be considered to be of no effect in the construction of any provision of this Lease.

37. GEORGIA LAW - The laws of the State of Georgia shall govern the interpretation, validity, performance and enforcement of this Lease.

38. EXECUTION AND PUBLIC RECORDS - This Lease may be executed in any number of counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and may be introduced into evidence or used for any purpose without the production of the other counterparts. No modification or amendment of this Lease shall be binding upon the parties unless such modification or amendment is in writing and signed by Landlord and Tenant. Without the prior written consent of both parties, neither this Lease nor any memorandum hereof shall be recorded or placed on public record.

39. SUBMISSION OF LEASE - The submission of this Lease for examination does not constitute an offer to lease and this Lease shall be effective only upon execution hereof by Landlord and Tenant.

40. ENTIRE AGREEMENT - This Lease contains the entire agreement between the parties hereto and no representation or warranty or agreement, oral or otherwise, between the parties not embodied herein shall not be of any force or effect. No modification, amendment or alterations of this Lease shall be effective unless same shall be in writing and signed by Landlord and Tenant. If any special stipulations are attached to this Lease, then insofar as such stipulations conflict with any of the foregoing provisions, the stipulations shall control.

41. SITE PLAN - One sheet dated April 26, 2002, as last revised through May 7, 2002, showing a Site Plan and existing building containing 123,840 Square Feet, and showing approximately 27,520 Square Feet, as outlined in "red" of the proposed office and warehouse space is attached hereto as EXHIBIT "C" and by this reference is made a part hereof. Notwithstanding any other provision of this Section or any plan mentioned herein, in no event shall any plan incorporated herein be effective to lease and rent more property than is described as the "Premises" in Section 1 of this Lease.

42. OFFICE FLOOR PLAN - One sheet dated August 27, 2002, as last revised through October 17, 2002, showing an Office Area Layout and showing approximately 4,408 Square Feet of to be constructed office space is attached hereto as EXHIBIT "D" and by this reference is made a part hereof. Notwithstanding any other provision of this Section or any plan mentioned herein, in no event shall any plan incorporated herein be effective to lease and rent more property than is described as the "Premises" in Section 1 of this Lease.

43. WAREHOUSE FLOOR PLAN - One sheet dated August 16, 2002, as last revised through October 17, 2002, showing a Warehouse Plan and showing approximately 23,112 Square Feet of warehouse space and 4,408 Square Feet of to be constructed office space is attached hereto as EXHIBIT "E" and by this reference is made a part hereof. Notwithstanding any other provision of this Section or any plan mentioned herein, in no event shall any plan incorporated herein be effective to lease and rent more property than is described as the "Premises" in Section 1 of this Lease.

44. PARKING AREAS - All automobile parking areas identified with "green" on EXHIBIT "C" (Site Plan) hereof are for the non-exclusive use of the Tenant of 5192 Southridge Parkway, Suite 100, and by this reference is made a part hereof. All parking areas that are identified with "yellow" cannot be used by Tenant.

45. FIRST FIVE (5) YEAR RENEWAL OPTION - Provided this Lease is in full force and effect at the expiration of the original sixty-five (65) month term of this Lease, and provided that Tenant is not then in default, the original term shall be extended at the option of Tenant for an additional period of five (5) years then next ensuing on the same terms, covenants and conditions as herein set forth, except that the Renewal Option provided for by this Section shall not be part of the Lease during the extended period and except that the annual rental shall be the then "market rent" for comparable space in the area as reasonably determined by Landlord by taking into account, among other things, the location of the Premises, quality of construction, stacking height, quality and type of paving, sprinkler system, bay sizes, landscaping, age of improvements, and comparable obligations of Landlord. Tenant shall give Landlord at least seven (7) months' written notice prior to the expiration of the original term of Tenant's desire to so extend such term; provided further that the option to renew provided for herein shall be terminated if and when this Lease is terminated, or if and when the Tenant has committed three (3) monetary defaults during the term of this Lease beyond any applicable grace or cure periods. Upon receipt of Tenant's Renewal Option notice hereunder, Landlord shall within ten (10) days deliver to Tenant in writing Landlord's statement of market rent for the extended period. Tenant shall have twenty (20) days from receipt of Landlord's statement to accept or reject Landlord's statement of market rent. If Tenant fails to respond or rejects Landlord's statement within said twenty (20) day period, Tenant's Renewal Option notice shall be considered rescinded and of no force or effect and this Lease shall terminate upon the expiration of the original term.

46. RIGHT OF FIRST OPPORTUNITY (RFO) - Subject to and in accordance with the following terms and conditions, Tenant shall have a single, one time right of first opportunity (the "Right of First Opportunity") to lease, in its then *AS-IS condition*, all (but not less than all) of that certain area in the Building that is contiguous to the Premises, known as 5192 Southridge Parkway, Suite 200, and consisting of three (3) bays totaling approximately 20,640 square feet (the "RFO Space").

A. Should the Landlord receive an interest in leasing all or any portion of the RFO Space from a bona fide third party prospect on terms that Landlord wishes to pursue, Landlord shall notify Tenant thereof in writing, which notice shall set forth, as the base monthly rental for the RFO Space, the then-prevailing "market" rental rate on a per square foot basis for new tenants in the Building. When establishing the base monthly rental for the RFO Space the Landlord shall take into account among other things, the location of the Premises, quality of construction, stacking height, quality and type of paving, sprinkler system, bay sizes, landscaping, age of improvements, amount and quality of improvements to the space and comparable obligations of Landlord. Such notice shall also set forth the minimum duration of the lease required by Landlord for the RFO Space. Tenant shall have five (5) business days after Landlord's notice to respond as to whether or not Tenant desires to lease the entire RFO Space upon the terms established in Landlord's written notice. If Tenant elects not to lease the RFO Space or fails to respond within such five (5) business day period, then Tenant's Right of First Opportunity shall automatically terminate.

B. If Tenant elects to lease the RFO Space the duration of the lease will be not less than the duration set forth in Landlord's notice as described above, and the base monthly rental for the RFO Space shall be an amount equal to the base monthly rental set forth in Landlord's notice as described above. Base monthly rental for the RFO Space shall commence on the date Landlord delivers possession of the RFO Space to Tenant. Moreover, if Tenant elects to lease the RFO Space, the Tenant's share of Taxes and common area expenses shall be appropriately increased to reflect the increased size of the Premises. Except as expressly set forth to the contrary in Landlord's notice as described above, from and after the date Tenant is required to pay base monthly rental hereunder with respect to RFO Space, all other terms and conditions of this Lease shall apply to the RFO Space and the RFO Space shall be deemed to be a part of the Premises, and Tenant shall have no further Right of First Opportunity.

C. Tenant's right to exercise the Right of First Opportunity and to lease the RFO Space shall be contingent upon the Tenant not being in default under the Lease, either at the time of Tenant's election to lease the RFO Space or as of the commencement of this Lease as it relates to the RFO Space. Notwithstanding anything in this Lease to the contrary, Tenant shall have no right to exercise the Right of First Opportunity nor shall Landlord have any obligation to submit an offer to Tenant with respect to the RFO Space before entering into a third party lease with respect thereto at any time (i) during which Tenant is in default under the Lease (after the lapse of all applicable grace or cure periods), or (ii) when the Lease is not in full force and effect, (iii) Tenant has subleased all or any portion of the Premises or assigned the Lease, or (iv) when there remains less than twelve (12) months in the Lease term (taking into account Tenant's exercise of any renewal rights provided for in this Lease).

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IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals the day and year first above written.

Signed, sealed and delivered as of the 25 day of October, 2002, as to Landlord, in the presence of:

Unofficial Witness

June L. Swem

Notary Public

NOTARY PUBLIC, PAULDING COUNTY
JUNE L. SWEM
MY COMMISSION EXPIRES JANUARY 5, 2003
STATE OF GEORGIA

M. D. HODGES ENTERPRISES, INC.

By: Thomas J. Flanigan
Name: THOMAS J. FLANIGAN
Title: Chief Operating Officer/Vice President

[CORPORATE SEAL]

Signed, sealed and delivered as of the ___ day of ________, 2002, as to Tenant, in the presence of:

Christopher Mott

Unofficial Witness

Notary Public

CARGO CONNECTION LOGISTICS CORP.

By: [signature]
Name: Jesse Dobrinsky
Title: President

[CORPORATE SEAL]

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SOUTHRIDGE BUSINESS CENTER

RULES AND REGULATIONS

These Rules and Regulations have been adopted by Landlord for the mutual benefit and protection of all the tenants of the Building in order to insure the safety, care and cleanliness of the Building and the preservation of order therein.

1. The sidewalks shall not be obstructed or used for any purpose other than ingress and egress. No tenant and no employees of any tenant shall go upon the roof of the Building without the consent of Landlord.

2. No awnings or other projections shall be attached to the outside walls of the Building.

3. The plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances, including Hazardous Substances, shall be thrown therein.

4. No tenant shall cause or permit any objectionable or offensive noise or odors to be emitted from the Premises.

5. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

6. No tenant shall make, or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with tenants of this or neighboring buildings or premises or those having business with them; nor shall tenant render the Premises or any portion thereof unsanitary, unsightly, offensive or detrimental to any property in the vicinity.

7. Each tenant must, upon the termination of this tenancy, restore to the Landlord all keys of stores, offices, and rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

8. Canvassing, soliciting and peddling in the Building and the Project are prohibited and each tenant shall cooperate to prevent such activity.

9. Landlord will direct where and how utility transmission lines, and conduits of any type shall be located. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

10. Parking spaces associated with the Building are intended for the exclusive use of passenger automobiles. Except for intermittent deliveries, no vehicles other than passenger automobiles may be parked in a parking space without the express written permission of Landlord. Trucks may only be parked at the rear of the Building behind the Demised Premises.

11. Tenant shall not use any area within the Project for storage purposes other than the interior of the Demised Premises.

EXHIBIT "A"

TENANT

LANDLORD

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Tenant Name: ____________________
Trade Name: ____________________
Address of Leased Premises: ____________________
____

THIS AGREEMENT is dated the _____ day of _____________, 2002, and is made by and among CONNECTICUT GENERAL LIFE INSURANCE COMPANY, having an address c/o CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, Connecticut 06002, Attn: Real Estate Investment Services S-319 and NEW YORK LIFE INSURANCE COMPANY, having an address of 51 Madison Avenue, Real Estate Department, New York, New York 10010, Attn: Real Estate Vice President – Loan Administration (collectively "Mortgagee"), ____________, d/b/a ____________________ having an address of ____________________, ("Tenant"), and ____________________, having an address of 2410 Paces Ferry Road, Suite 200, Atlanta, Georgia 30339 ("Landlord").

RECITALS:

A. Tenant has entered into a lease ("Lease") dated ________________, 2002 with ________________ as lessor ("Landlord"), covering the premises known as ____________________ (the "Premises") within the property known as ____________________, more particularly described as shown on Exhibit A, attached hereto (the "Real Property").

B. Mortgagee has agreed to make or has made a mortgage loan in the amount of ________________ to Landlord, secured by a mortgage of Real Property (the "Mortgage") of which the Premises form a part (the "Mortgage"), and the parties desire to set forth their agreement herein.

NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The Lease and all extensions, renewals, replacements or modifications thereof are and shall be subject and subordinate to the Mortgage and all terms and conditions thereof insofar as it affects the Real Property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

2. Tenant shall attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease on the same terms and conditions set forth in the Lease.

3. If it becomes necessary to foreclose the Mortgage, the Mortgagee shall neither terminate the Lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease.

4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:

a. liable for any act or omission of any prior landlord (including Landlord);

b. liable for the return of any security deposit unless such deposit has been delivered to Mortgagee by Landlord or is in an escrow fund available to Mortgagee;

c. subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord);

d. bound by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord (including Landlord);

e. bound by any amendment, modification, or termination of the Lease made without Mortgagee's consent;

f. personally liable under the Lease, Mortgagee's liability thereunder being limited to its interest in the Real Property; or

g. bound by any notice of termination given by Landlord to Tenant without Mortgagee's prior written consent thereto.

5. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

EXHIBIT "B"

TENANT
LANDLORD

6. Tenant shall give Mortgagee, by certified mail, return receipt requested, or by commercial overnight delivery service, a copy of any notice of default served on Landlord, at Mortgagee's address set forth above or at such other address as to which Tenant has been notified in writing. If Landlord shall have failed to cure such default within the time provided for in the Lease, then Mortgagee shall have an additional ten (10) days within which to cure any default capable of being cured by the payment of money and an additional thirty (30) days within which to cure any other default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

7. Landlord has agreed under the Mortgage and other loan documents that rentals payable under the Lease shall be paid directly by Tenant to Mortgagee upon default by Landlord under the Mortgage. After receipt of notice from Mortgagee to Tenant, at the address set forth above or at such other address as to which Mortgagee has been notified in writing, that rentals under the Lease should be paid to Mortgagee, Tenant shall pay to Mortgagee, or at the direction of Mortgagee, all monies due or to become due to Landlord under the Lease. Tenant shall have no responsibility to ascertain whether such demand by Mortgagee is permitted under the Mortgage, or to inquire into the existence of a default. Landlord hereby waives any right, claim, or demand it may now or hereafter have against Tenant by reason of such payment to Mortgagee, and any such payment shall discharge the obligations of Tenant to make such payment to Landlord.

8. Tenant declares, agrees and acknowledges that Mortgagee, in making disbursements pursuant to any agreement relating to the Loan, is under no obligation or duty to, nor has Mortgagee represented that it will, see to the application of such proceeds by the person or persons to whom Mortgagee disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement shall not defeat the subordination herein made in whole or in part.

IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

Signed, sealed and delivered as of the ___ day of _______________, 2002, as to the Mortgagee:

____
Unofficial Witness

____
Notary Public

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By: _______________________
Name: _____________________
Title: ______________________

[CORPORATE SEAL]

Signed, sealed and delivered as of the ___ day of _______________, 2002, as to the Mortgagee:

____
Unofficial Witness

____
Notary Public

NEW YORK LIFE INSURANCE COMPANY

By: _______________________
Name: _____________________
Title: ______________________

[CORPORATE SEAL]

Signed, sealed and delivered as of the ___ day of _______________, 2002, as to the Tenant:

____
Unofficial Witness

____
Notary Public

____

By: _______________________
Name: _____________________
Title: ______________________

[CORPORATE SEAL]

Signed, sealed and delivered as of the ___ day of _______________, 2002, as to the Landlord:

____
Unofficial Witness

____
Notary Public

____

By: _______________________
Name: _____________________
Title: ______________________

[CORPORATE SEAL]

EXHIBIT "B"